EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Feb-06                                                            28-Feb-06

Distribution Date:        BMW Vehicle Owner Trust 2005-A              Period #
27-Mar-06                 ------------------------------                    12

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

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Balances
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                                                                         Initial                            Period End
      Receivables                                                     $1,500,000,024                       $933,967,787
      Reserve Account                                                     $7,194,411                         $7,194,411
      Yield Supplement Overcollateralization                             $61,117,886                        $38,024,695
      Overcollateralization                                                     $137                         $7,516,808
      Class A-1 Notes                                                   $324,000,000                                 $0
      Class A-2 Notes                                                   $457,000,000                       $230,544,285
      Class A-3 Notes                                                   $361,000,000                       $361,000,000
      Class A-4 Notes                                                   $264,507,000                       $264,507,000
      Class B Notes                                                      $32,375,000                        $32,375,000

Current Collection Period
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      Beginning Receivables Outstanding                                 $975,187,930
      Collections
            Principal Collections
                  Receipts of Scheduled Principal                        $26,745,892
                  Receipts of Pre-Paid Principal                         $13,838,254
                  Liquidation Proceeds                                      $485,112
                  Principal Balance Allocable to Gross Charge-offs          $150,884
            Total Principal Reduction                                    $41,220,142

            Interest Collections
                  Receipts of Interest                                      $450,253
                  Servicer Advances                                         $130,347
                  Reimbursement of Previous Servicer Advances                     $0
                  Accrued Interest on Purchased Receivables                       $0
                  Recoveries                                                 $63,511
                  Net Investment Earnings                                    $24,247
            Total Interest Collections                                      $668,358

      Total Collections                                                  $41,737,616

      Ending Receivables Outstanding                                    $933,967,787

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                $52,296
      Current Period Servicer Advance                                       $130,347
      Current Reimbursement of Previous Servicer Advance                          $0
      Ending Period Unreimbursed Previous Servicer Advances                 $182,643

Collection Account
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      Deposits to Collection Account                                     $41,737,616

      Distribution Amounts Due
            Servicing Fees Due                                              $812,657
            Class A Noteholder Interest Distribution Due                  $2,977,311
            First Priority Principal Distribution Due                             $0
            Class B Noteholder Interest Distribution Due                    $119,518
            Second Priority Principal Distribution Due                   $30,311,323
            Reserve Account Deposit Due                                           $0
            Regular Principal Distribution Due                            $8,484,593
            Unpaid Trustee Fees Due                                               $0

            Amounts Paid to the Servicer                                    $812,657
            Amounts Deposited into Note Distribution Account             $40,924,959
            Amounts Deposited into Reserve Account                                $0
            Excess Funds Released to Depositor                                    $0
      Total Distributions from Collection Account                        $41,737,616


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Excess Funds Released to the Depositor
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            Release from Reserve Account                                  $0
            Release from Collection Account                               $0
      Total Excess Funds Released to the Depositor                        $0

Note Distribution Account
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      Amount Deposited from the Collection Account               $40,924,959
      Interest Distribution to Noteholders                        $3,096,829
      Principal Distribution to Noteholders                      $37,828,131
      Amount Deposited from the Reserve Account                           $0
      Amount Paid to Noteholders                                 $40,924,959

Distributions
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      Interest Distributable Amount                              Current Int             Per $1,000
      Class A-1 Notes                                                     $0                  $0.00
      Class A-2 Notes                                               $818,536                  $3.05
      Class A-3 Notes                                             $1,215,367                  $3.37
      Class A-4 Notes                                               $943,408                  $3.57
      Class B Notes                                                 $119,518                  $3.69

      Monthly Principal Distributable Amount                 Current Payment         Ending Balance      Per $1,000        Factor
      Class A-1 Notes                                                     $0                     $0           $0.00         0.00%
      Class A-2 Notes                                            $37,828,131           $230,544,285         $140.95        85.90%
      Class A-3 Notes                                                     $0           $361,000,000           $0.00       100.00%
      Class A-4 Notes                                                     $0           $264,507,000           $0.00       100.00%
      Class B Notes                                                       $0            $32,375,000           $0.00       100.00%

Carryover Shortfalls
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                                                                    Prior
                                                                Period Carryover        Current Payment      Per $1,000
      Class A-1 Interest Carryover Shortfall                              $0                     $0              $0
      Class A-2 Interest Carryover Shortfall                              $0                     $0              $0
      Class A-3 Interest Carryover Shortfall                              $0                     $0              $0
      Class A-4 Interest Carryover Shortfall                              $0                     $0              $0
      Class B Interest Carryover Shortfall                                $0                     $0              $0


Receivables Data
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                                                             Beginning Period          Ending Period
      Number of Contracts                                             50,241                 48,528
      Weighted Average Remaining Term                                  42.34                  41.52
      Weighted Average Annual Percentage Rate                          4.30%                  4.28%

      Delinquencies Aging Profile End of Period                Dollar Amount             Percentage
            Current                                             $864,995,550                 92.62%
            1-29 days                                            $56,515,184                  6.05%
            30-59 days                                            $9,517,572                  1.02%
            60-89 days                                            $1,474,230                  0.16%
            90-119 days                                             $498,792                  0.05%
            120+ days                                               $966,459                  0.10%
            Total                                               $933,967,787                100.00%
            Delinquent Receivables +30 days past due             $12,457,054                  1.33%


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      Write-offs
            Gross Principal Write-Offs for Current Period                   $150,884
            Recoveries for Current Period                                    $63,511
            Net Write-Offs for Current Period                                $87,373

            Cumulative Realized Losses                                    $2,141,747


      Repossessions                                                    Dollar Amount                  Units
            Beginning Period Repossessed Receivables Balance              $1,735,362                     60
            Ending Period Repossessed Receivables Balance                 $1,686,996                     62
            Principal Balance of 90+ Day Repossessed Vehicles               $183,483                      8


Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                   $39,757,899
      Beginning Period Amount                                            $39,757,899
      Current Distribution Date Required Amount                          $38,024,695
      Current Period Release                                              $1,733,205
      Ending Period Amount                                               $38,024,695
      Next Distribution Date Required Amount                             $36,327,342

Reserve Account
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      Beginning Period Required Amount                                    $7,194,411
      Beginning Period Amount                                             $7,194,411
      Net Investment Earnings                                                $24,247
      Beginning Period Required Amount                                    $7,194,411
      Current Period Deposit Amount Due                                           $0
      Current Period Deposit Amount Paid From Collection Account                  $0
      Current Period Release to Note Distribution Account                         $0
      Ending Period Required Amount                                       $7,194,411
      Current Period Release to Depositor                                         $0
      Ending Period Amount                                                $7,194,411


Overcollateralization
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      Beginning Period Amount                                             $9,175,615
      Ending Period Target Credit Enhancement OC Amount                   $8,484,593
      Ending Period Amount                                                $7,516,808
      Current Period Release                                              $1,658,807

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